Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Crowe Horwath
Crowe Horwath LLP
Independent Member Crowe Horwath Internatinoal

EXHIBIT 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 22, 2011 which is incorporated by reference in the Annual Report on Form 10-K of LaPorte Bancorp, Inc. for the year ended December 31, 2010.

/s/ Crowe Horwath LLP

Crowe Horwath LLP

South Bend, Indiana
October 25, 2011